Prospectus Supplement                                      211921  2/04

dated February 27, 2004 to the retail prospectus of all open-end Putnam funds that offer class B shares:
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Effective February 27, 2004, the text accompanying the fifth arrow under the heading "Which class of shares is best for me? -- Class B shares" is replaced with the following:

* Orders for class B shares of one or more funds that, when combined with existing balances in accounts eligible to be linked for purposes of determining the sales charge applicable to a purchase of class A shares under a right of accumulation, total at least $100,000 will be treated as orders for class A shares or refused.